SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                        DWS Gold & Precious Metals Fund


The following information supplements the section of the above-named fund's prospectuses titled "The Fund's Main Investment Strategy"

DWS Gold & Precious Metals Fund (the "fund") intends to gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in gold coin and bullion and other precious metals and commodity-linked derivative instruments, such as swaps and futures. The Subsidiary will also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the fund.

The following information supplements the section of the above-named fund's prospectuses titled "Who Manages and Oversees the Fund -- The investment advisor"

The fund may pursue its investment objective, in part, by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor provides investment advisory and other services to the Subsidiary. The Advisor does not receive separate compensation from the Subsidiary for providing it with investment advisory and/or other services. However, the fund pays the Advisor a fee based on the fund's assets, including its investment in the Subsidiary.

The following information supplements the section of the above-named fund's prospectuses titled "Understanding Distributions and Taxes"

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the fund must, among




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                                                                   INVESTMENTS
                                                           Deutsche Bank Group
February 18, 2009
DSSF2-3601


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other things, derive at least 90% of its income from certain specified sources
(such income, "qualified income"). The Subsidiary will invest directly in gold bullion and other precious metals, as well as commodity-linked swaps and certain other commodity-linked derivatives. Neither (i) income from commodity-linked swaps and certain other commodity-linked derivatives nor (ii) capital gains from the sale of gold or other precious metals constitute qualifying income. However, the Internal Revenue Service (the "IRS") has issued letter rulings stating that income received from a wholly-owned subsidiary investing in such instruments would constitute qualifying income. The fund has requested that the IRS issue a private letter ruling to the fund confirming that income derived from the fund's investment in the Subsidiary will constitute qualifying income to the fund. If income derived from the fund's investment in its Subsidiary fails to constitute qualifying income, the fund may fail to qualify as a regulated investment company.

In addition, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that the fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Fund's total assets may be invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, so long as the fund is subject to this limit, the fund may not invest any more than 25% of the value of its assets in the Subsidiary. Absent this diversification requirement, the fund would be permitted to invest more than 25% of the value of its assets in the Subsidiary.







               Please Retain This Supplement for Future Reference



February 18, 2009
DSSF2-3601

Supplement to the currently effective Statement of Additional Information for the listed fund:

DWS Gold & Precious Metals Fund
________________________________________________________________________________

The following disclosure under "Investment Restrictions" in the fund's Statement of Additional Information is hereby deleted.

The Fund has adopted an operating policy of limiting to 10% the portion of the Fund's total assets that may be invested directly in gold, silver, platinum and palladium bullion and in gold and silver coins.

The  following  disclosure   supplements  the  fund's  Statement  of  Additional
Information.

Effective February 2, 2009, the name of the fund's subsidiary was changed to DWS Cayman Precious Metals Fund, Inc. (the "Subsidiary"). In monitoring compliance with its investment restrictions, the Fund will consider the assets of the Subsidiary to be assets of the Fund. The Subsidiary must, however, comply with the asset segregation requirements (described elsewhere in the SAI) with respect to its investments in commodity-linked swaps and other commodity-linked derivatives.

The following disclosure replaces the disclosure titled "Gold or Precious Metals Custody" under the heading "Investment Policies and Techniques" in the fund's Statement of Additional Information.

Gold or Precious Metals. Gold and other precious metals held by or on behalf of the Fund may be held on either an allocated or an unallocated basis inside or outside the US. Placing gold or precious metals in an allocated custody account gives the Fund a direct interest in specified gold bars or precious metals, whereas an unallocated deposit does not and instead gives the Fund a right only to compel the counterparty to deliver a specific amount of gold or precious metals, as applicable. Consequently, the Fund could experience a loss if the counterparty to an unallocated depository arrangement becomes bankrupt or fails to deliver the gold or precious metals as requested. An allocated gold or precious metals custody account also involves the risk that the gold or precious metals will be stolen or damaged while in transit. Both allocated and unallocated arrangements require the Fund as seller to deliver, either by book entry or physically, the gold or precious metals sold in advance of the receipt of payment. These custody risks will apply to the Subsidiary to the extent it holds gold or precious metals.

In addition, in order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, derive at least 90% of its income from certain specified sources ("qualifying income"). Capital gains from the sale of gold or other precious metals will not constitute qualifying income. As a result, the Fund may not be able to sell or otherwise dispose of all or a portion of its gold or precious metal holdings without realizing significant adverse tax consequences, including the failure to qualify as a regulated investment company under Subchapter M of the Code. Rather than incur those tax consequences, the Fund may choose to hold some amount of gold or precious metal that it would otherwise sell. See "Taxes" below for more information.

The following disclosure replaces and supplements similar disclosure under "Taxes" in the fund's Statement of Additional Information.

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate the Fund's income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The means by which the Fund seeks exposure to commodities, both directly and indirectly, including through derivatives, may be limited by the Fund's intention to qualify as a regulated investment company under Subchapter M of the Code. In order to do so, the Fund must, among other things, derive at least 90% of its income from "qualifying income," which includes (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income deprived from interests in "qualified publicly traded partnerships," as defined above.

Capital gains from the sale of gold or other precious metals held directly by the Fund are not qualifying income. Therefore, since the Fund intends to qualify as a regulated investment company, it may be limited in its ability to sell any direct holdings in gold and precious metals, in order to limit the amount of its income attributable to capital gain from such sales. In addition, income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income. The IRS has, however, issued letter rulings stating that income received from a wholly-owned subsidiary investing in commodity-linked swaps and certain other commodity-linked derivatives would constitute qualifying income.

The Subsidiary may invest in (i) gold coin and bullion and other precious metals and (ii) commodity-linked swaps and certain other commodity-linked derivatives. The Fund has requested that the IRS issue a private letter ruling to the Fund concluding that income derived from the Fund's investment in the Subsidiary will constitute qualifying income to the Fund. If income derived from the Fund's investment in its Subsidiary fails to constitute qualifying income, the Fund may fail to qualify as a regulated investment company.

In addition, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Fund's total assets may be invested in the securities (other than those of the US Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the Fund may not invest any more than 25% of the value of its assets in the Subsidiary. Absent this diversification requirement, the fund would be permitted to invest more than 25% of the value of its assets in the Subsidiary.


               Please Retain This Supplement for Future Reference


February 18, 2009